UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

Alger ETF Trust

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)	(Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

 100 Pearl Street

 New York, New York 10004
 (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER ETF TRUST

ALGER 35 ETF
ALGER MID CAP 40 ETF

ANNUAL REPORT

DECEMBER 31, 2021

Alger is a signatory to the PRI and carbon neutral.

The Alger ETF Trust

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

Shareholders’ Letter (Unaudited)	December 31, 2021

Dear Shareholders,

The Appeal of Long-Term Fundamentals
Equities of companies with attractive long-term fundamentals fell out of favor with investors during the 12-month reporting period ended December 31, 2021. However, we believe this category of equities now has strong potential for outperformance in 2022. To understand the events of 2021 and why market conditions may change, it’s helpful to look at specific market rotations that occurred in each half of the year.

Economic Outlook Leads to Cyclicals
Economically sensitive stocks, such as Energy and Financials, were among the best performing equities in the first half of 2021, as investors clamored for exposure to an accelerating economy. The stage for this change in investor preference was set in late 2020, when favorable COVID-19 vaccine trials sparked optimism about the pandemic faltering and hopes that efforts to curtail the public health emergency would be scaled back or eliminated. This optimism, combined with record levels of fiscal stimulus, caused the economy to start rebounding after lockdowns had previously sparked an acute recession. The optimism strengthened when the Food and Drug Administration eventually granted emergency use authorization of COVID-19 vaccines and by the beginning of 2021, some 2.8  million Americans had received their first dose—a slow start but a start nevertheless. The aggressive vaccination campaign in the subsequent months and continued economic growth sustained investor optimism, which contributed to a selloff in safe-haven Treasury bonds with the 10-year yield rising 53 basis points (“bps”) to 1.47% in the first half of 2021.

A few points illustrate the dramatic strength of the economy:

•	At the start of 2021, the consensus GDP growth forecast was 4.0%, an estimate that increased 250bps during the first half of 2021 to 6.5%, according to FactSet.

•	Unemployment dropped substantially from 6.7% to 3.9% by year-end.

Many equity investors reacted to economic optimism and higher long-term interest rates by rotating into cyclical stocks or companies with earnings growth closely or directly tied to economic expansion. In our view, these companies usually have weak long-term growth potential, are typically found within the value category, and are lower quality; unlike secular growth leaders that use innovation to disrupt their respective industries and generate future earnings growth. The investor preference for these companies can be seen in the in the first half of 2021 when factors such as high debt, low gross margins, high beta, slow long-term growth and low shorthand metrics of valuation, such as price-to-book value, outperformed companies with stronger balance sheets, higher gross margins and stronger forecasted profit growth1.

Rate Hike Anxiety Leads to Defensiveness
In the second half of 2021, inflation was higher than expected, topping 6%, and the Federal Reserve (“the Fed”) signaled a desire to raise rates sooner than anticipated. As a result, yields of shorter term debt increased rapidly. During this period, the 2-year Treasury Bill increased nearly 50bps from 25bps to 73bps after only rising 14bps from to 25bps in the first half of the year. Investors responded by selling stocks perceived as riskier. This was reflected in the market sensitivity factor or Beta underperforming the sector-neutral S&P 1500 Index by 7%, after having outperformed in the first half of the year.

Investors also sought safety in large cap companies, with the small capitalization Russell 2000 Index underperforming the S&P 500 Index by nearly 1,400bps in the second half of the year. This was particularly true in the large cap growth area of the market, which has become highly concentrated– the top ten companies accounted for nearly half (48%) of the Russell 1000 Growth Index at the end of 2021. Indeed, for the 2021 calendar year we estimate that the top ten constituents accounted for 62% of the Russell 1000 Growth Index’s performance, thereby outperforming the rest of the Russell 1000 Growth Index by approximately a stunning 2,000bps. Accordingly, the average growth stock did not fare nearly as well as the Russell 1000 Growth Index.

Summing Up 2021
In a word, much of the equity performance last year can be attributed to duration. In our view, investors sought instant gratification from a one-time re-opening of the economy in the first half of the year to hiding in defensive businesses in the second half. Short-duration cash flow stocks, businesses with limited opportunities to invest their earnings that instead distribute their cash to shareholders, did very well at the expense of long-duration cash flow equities that are more likely to reinvest for long-term growth.

Whether it was rising risk-free rates or simply higher risk premiums, many investors adjusted their cash flow modeling by increasing the rate at which they discounted future cash flows back to the present. This process lowered the value of long duration assets most, just as long-term bonds are impacted more by rising rates than short-term bonds.

We saw this dynamic in the largest spread in performance between the small capitalization Russell 2000 Growth Index and the S&P 500 Index in more than 20 years (over 2,700bps). On a more granular basis, within the S&P 1500 Index, there was a very wide performance spread between short-duration characteristics such as shareholder yield, which measures the performance of companies with the highest dividend and share repurchase yields, and long-duration characteristics, such as the long-term growth factor, which measures the performance of those companies with the highest forecasted long-term growth2.

This rotation to companies with high current shareholder yields was apparent not only in the broad market but within growth stocks as illustrated by the S&P 1500 Growth Index3, which helps explain why large cap growth, which tends to include more companies with significant current earnings, was relatively strong in 2021, with the Russell 1000 Growth Index generating a 27.6% return compared to the 25.2% return of the Russell 1000 Value Index. On the contrary, small cap growth tends to include younger companies that are aggressively investing in innovation rather than generating earnings or paying dividends.

A Brighter Path Forward
While many smaller growth company stock prices underperformed, their fundamentals did not. During 2021, the next 12-month (“NTM”) earnings per share (EPS) estimates for the S&P SmallCap 600 Growth Index increased by 63%, according to FactSet data, easily trouncing the still quite strong 36% increase in S&P 500 Index NTM EPS estimates.

But what happens when price underperformance meets fundamental outperformance? Compressed valuations may ensue. The rotation away from smaller growth equities juxtaposed with strong fundamental growth has resulted in historically attractive valuations in these types of companies. The S&P SmallCap 600 Growth Index valuation is 20% lower than that of the S&P 500 Index, its biggest discount in two decades. Typically, small cap growth equities trade at a premium to large cap stocks based on their superior forecasted fundamental trajectory.

The last time this occurred in February 2001, small cap growth outperformed the broad market by over 50% in the ensuing five years. We maintain that the potential normalization of the small cap growth price-to-equity ratio (P/E) relative to the S&P 500 Index may provide a strong tailwind to small cap performance. Additionally, we believe long-term fundamentals for small cap growth are compelling. Based on FactSet consensus estimates, small cap growth EPS is expected to increase 17.4% over the next two years compared to only 6.9% for the S&P 500 Index.

We believe small cap growth stocks could also benefit from a rally in healthcare and biotech in particular, with the S&P Biotechnology Select Industry Index declining 24% in 2021, drastically underperforming the broad market and the small cap category. This underperformance has resulted in the equity market capitalization to net cash value ratio of the biotech group declining to 3x—its lowest level in 20 years.

Potential for Shifting Sentiment
In our view, valuations, while compelling, may not be enough to drive a shift in sentiment. To that end, we believe it’s important to consider that the economy can only re-open once so the strong economic boost in the aftermath of the pandemic is likely to be a one-time event. Eventually, we believe GDP growth resulting from the re-opening is likely to weaken or a COVID-19 variant such as Omicron may weigh upon economic growth. If either occurs, investors may be willing to pay a premium for companies that can grow earnings with innovative products rather than cyclical growth. Additionally, the Federal Reserve’s shrinking of its balance sheet and increasing of the fed funds rate could potentially result in lower long-term interest rates, which would support the equity performance of long-duration companies. Ultimately, irrespective of changes in valuation, the potential for high-quality growth companies to generate compound earnings and revenue growth should support strong returns over the long-term, in our view.

The Road Ahead
In closing, since our founding more than 55 years ago, we have believed that companies with strong long-term fundamentals offer the best potential for generating attractive returns for patient investors. The significant rotation we witnessed in 2021 has not changed our strong conviction in using in-depth fundamental research to find secular growth leaders with potential for generating long-term earnings growth. We continue to believe that our investment philosophy is highly appropriate as historically high levels of innovation, including the digital revolution that is disrupting all industries, are providing leading companies with strong opportunities to generate secular growth. A wide range of medical advances, such as genetic sciences, is also providing secular growth. We believe where there is growth in fundamentals, there will be solid returns. Now it is the stock market’s turn to catch up.

Portfolio Matters

Alger 35 ETF
From its May 3, 2021 inception date to December 31, 2021, the share price (market price) and the net asset value of the Alger 35 ETF each returned 2.00% compared to the 28.71% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance
No sector contributed to relative performance. Among the most important absolute contributors were Microsoft Corp.; Datadog, Inc., Cl. A; Apple Inc.; Applied Materials, Inc.; and Intuitive Surgical, Inc.

We believe Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share, which has been a primary driver of the company’s higher share price. The company’s operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. Microsoft’s subscription-based software offerings and cloud computing services have not been entirely immune to the pandemic-related economic slowdown but are resilient because they enhance customers’ growth initiatives and help them to reduce costs. Additionally, we believe investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance
The Consumer Discretionary and Communication Services sectors were among the sectors that detracted from relative performance.

Among individual positions, Genius Sports Ltd.; Marqeta, Inc., Cl. A; Block, Inc. Cl. A, Sweetgreen, Inc., Cl. A; and Affirm Holdings, Inc., Cl. A were among the top detractors from absolute performance. Genius Sports provides online sportsbooks with data from sports leagues. We view it as a picks-and-shovels sports betting company, so it is not dependent on the success of an individual gambling operator. The global online sports betting (OSB) market is forecast to grow from approximately $31 billion in gross gaming revenue (GGR) in 2020 to approximately $65 billion in 2025 (a compound annual growth rate of 16%) and we believe Genius is positioned to increase its market share. The company currently has a 40% to 50% market share of sports events and an ambitious target to reach a 5% take-rate (the portion of gross revenues generated by online gambling operators that Genius receives) on the global gaming market compared to its current take-rate of 1.75%.

Shares of Genius Sports were volatile late in the reporting period because of concerns about expiry of a pre-IPO shareholder lockup that occurred in mid-November following the release of third-quarter results. When releasing results, the company lowered its EBITDA guidance for 2022 to just “breakeven” given increased investments of $30 million to $40 million. A selloff of high-growth stocks in November and December also hurt the performance of Genius Sports shares. While 2022 and 2023 are likely to involve additional investments by OSB operators to support marketing as more states legalize online gaming, we think Genius Sports is currently well positioned to benefit from the expanding U.S. gaming market.

Alger Mid Cap 40 ETF
From its February 26, 2021 inception date to December 31, 2021, the share price (market price) of the Alger Mid Cap 40 ETF generated a 5.52% return and the net asset value generated a 5.62% return compared to the 11.21% return of Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Industrials and the largest sector underweight was Information Technology.

Contributors to Performance
The Financials and Consumer Staples sector provided the largest contributions to relative performance. Regarding individual positions, Upstart Holdings, Inc.; InMode Ltd.; Repligen Corp., Herc Holdings, Inc.; and Bentley Systems, Inc., Cl. B were among the top contributors to absolute performance. Bentley Systems is a founder-led company with a 36-year track record of creating value with software and services for the design, construction and operation of infrastructure, such as transportation, energy generation, large commercial buildings and other physical assets. The company’s software solutions help bring projects to market faster and more efficiently and include a simulation offering that provides users with valuable information to prolong and improve the life of their assets. Penetration of digital workflow in infrastructure engineering remains low and both the project and asset management markets are continuing to adopt digital solutions, driving growth for Bentley at a high single-digit rate and potentially accelerating in the event of a U.S. infrastructure bill being passed into law. We believe that anticipation of a U.S. infrastructure bill is one of the main reasons why Bentley Systems shares outperformed. We also believe the company’s acquisition of geosciences software company Seequent has also supported the performance of Bentley shares because it provides improved potential for the company to increase its guidance.

Detractors from Performance
The Healthcare sector was among the sectors that detracted from relative performance. Regarding individual positions, Magnite, Inc.; Pinterest, Inc., Cl. A, Penn National Gaming, Inc., Natera, Inc. and SoFi Technologies, Inc. were among the top detractors from performance.

Penn National operates more than 42 properties, including casinos and racetracks, across 20 states. In February 2020, Penn National purchased a 36% interest in Barstool Sports, an online sports media company with 66 million monthly active users. Penn National is using Barstool Sports as the brand of its digital strategy and retains 100% of the sports betting and online casino (iGaming) proceeds in the relationship. Traditional brick-and-mortar casino gambling in the U.S. is not a growth industry; however, two unique growth areas exist for casino operators: online sports betting (OSB) and iGaming. Legalization of OSB has been robust this year and the potential exists for more than 40% of the U.S. population to have access to OSB by next spring, which compares to just 19% at the end of 2020. Additionally, gaming companies must have a physical presence within the states where they seek to have online gambling and sports betting legalized, so Penn National’s brick-and-mortar facilities give the company an advantage in this area.

Shares of Penn National underperformed during the second quarter in sympathy with the decline in the share price of online betting company DraftKings. Concerns about Penn National’s declining online sports betting market share in Michigan and Pennsylvania have also influenced the performance of Penn National shares. Additionally, concerns about the sustainability of demand and margins in its brick-and-mortar properties contributed to the underperformance of the position. Penn National operates 42 properties, including casinos and racetracks, across 20 states.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, LLC

1 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. High debt is based on the ratio of net debt (debt minus cash) and earnings. Gross margin is based on revenue and the cost of goods sold. Beta is based on the monthly stock return and the monthly market return over the past 5 years. Price to book is the ratio of a company’s market valuation to its book value. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals.”
2 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. Shareholder yield is the total value of stock repurchases by a company minus stock sold by the company. Dividends are then added to the result. The result is then divided by a company’s total market value. The long-term growth factor is based on 5-Year earnings per share growth. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals.”
3 Source: Cornerstone Macro. Factor performance relative to the S&P 1500 Growth Index, which is sector neutral and is calculated by taking the relative performance of the top quintile of stocks against the bottom quintile of stocks for each factor. The constituents in the quintiles are rebalanced monthly. Current shareholder yield is the total value of stock repurchases by a company minus stock sold by the company. Dividends are then added to the result. The result is then divided by a company’s total market value. For more details, see the Alger paper “The Growing Appeal of Long-Term Fundamentals.”

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. Specifically:

•	You may have to pay more money to trade the ETFs’ shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

•
The price you pay to buy ETF shares on an exchange may not match the value of the ETFs’ portfolios. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because they provide less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about the ETFs confidential, these ETFs may face less risk that other traders can predict or copy their investment strategies. This may improve the ETFs’ performance. If other traders are able to copy or predict the ETFs’ investment strategies, however, this may hurt the ETFs’ performance. For additional information regarding the unique attributes and risks of these ETFs, please refer to the prospectus.

The Funds are actively managed ETFs that do not seek to replicate the performance of specified indexes. The Funds do not provide daily disclosures of portfolio holdings, but instead provide verified intraday indicative values (“VIIVs”) calculated and disseminated every second throughout the trading day. The VIIVs are designed to be a highly correlated per share values of the underlying portfolios, but there is a risk that market prices of the Funds may vary significantly from their NAVs. The VIIV Calculation Methodology and historical daily comparisons of the Funds’ VIIVs to their NAVs are available on www. alger.com. The Funds’ trading on the basis of VIIVs may trade at wider bid/ask spreads than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Funds seek to benefit from keeping their portfolio information confidential, market participants may attempt to identify the Funds’ trading strategies, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Funds and their shareholders. The Funds’ shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for the Funds’ shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Funds. Any of these factors may cause the Funds’ shares to trade at premiums or discounts to NAVs. Creations and redemptions in the Funds occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Funds may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions, the Funds’ shares may trade at discount to their NAVs and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger 35 ETF and the Alger Mid Cap 40 ETF. This report is not authorized for distribution to prospective investors in either ETF unless preceded or accompanied by an effective prospectus for the applicable ETF. The ETFs’ returns represent the since inception return of the applicable ETFs’ share price and NAV returns. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in an ETF will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 223-3810.

The views and opinions of the ETFs’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in an ETF or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in an ETF and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in an ETF. Please refer to the Schedule of Investments, which is included in this report, for a complete list of the ETFs’ holdings as of December 31, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by an ETF during the 12-month fiscal period.

Risk Disclosure

Alger 35 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap 40 ETF
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund.

For a more detailed discussion of the risks associated with the ETFs, please see the ETFs’ prospectuses.

Before investing, carefully consider an ETF’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for an ETF’s most recent month-end performance data, visit www. alger.com, call (800) 223-3810 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC. Listed on NYSE Arca, Inc.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	The price-to-book ratio is the ratio of a company’s market price to its book value.

•	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•
EBITDA (earnings before interest, taxes, depreciation, and amortization) is a commonly used accounting measure of a company’s overall financial performance. COGS (cost of goods sold) is generally defined as the direct costs attributable to the production of the goods sold by a company.

•
FactSet provides software and market data to financial professionals. FactSet is an independent source, which Alger believes to be a reliable source. Alger, however, makes no representation that it is complete or accurate.

•	Beta measures a portfolio’s sensitivity to market movements relative to a particular index; a portfolio with a beta of 1.00 would be expected to have returns equal to such index.

•	The S&P 1500 Index is an unmanaged index that covers approximately 90% of the U.S. market capitalization.

•	The S&P 1500 Growth Index measure the performance of growth equities as defined by sales growth, the ratio of earnings change to price, and momentum.

•	The Russell 2000 Index is a small cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

•
The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s lead-ing style methodology.

•	The S&P 500 tracks the performance of 500 large companies listed on stock exchanges in the U.S.

•
The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1000 companies in the Russell 3000 Index with higher price to book ratios and higher forecasted growth values.

•	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

•	The S&P SmallCap 600 Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. Constituents are drawn from the S&P 600.

•
S&P Select Industry Indices are designed to measure the performance of narrow GICS® sub-industries. The S&P Biotechnology Select Industry Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

ALGER 35 ETF
Fund Highlights Through December 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger 35 ETF and the S&P 500 Index (an unmanaged index of common stocks) from May 3, 2021, the inception date of the Alger 35 ETF, through December 31, 2021. Figures for the Alger 35 ETF and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF
Fund Highlights Through December 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/2021
Alger 35 ETF – Net Asset Value (Inception 5/3/21)	n/a	n/a	n/a	2.00%
Alger 35 ETF – Market Value (Inception 5/3/21)	n/a	n/a	n/a	2.00%
S&P 500 Index	n/a	n/a	n/a	14.76%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on the NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap 40 ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from February 26, 2021, the inception date of the Alger Mid Cap 40 ETF, through December 31, 2021. Figures for the Alger Mid Cap 40 ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap 40 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Alger Mid Cap 40 ETF – Net Asset Value (Inception 2/26/21)	n/a	n/a	n/a	5.62%
Alger Mid Cap 40 ETF – Market Value (Inception 2/26/21)	n/a	n/a	n/a	5.52%
Russell Midcap Growth Index	n/a	n/a	n/a	11.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on the NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

PORTFOLIO SUMMARY†
December 31, 2021 (Unaudited)

SECTORS/SECURITY TYPES	Alger 35 ETF	Alger Mid Cap 40 ETF
Communication Services	9.1%	5.0%
Consumer Discretionary	7.5	23.0
Consumer Staples	1.0	5.3
Energy	5.0	3.3
Financials	8.9	7.8
Healthcare	16.3	4.7
Industrials	6.6	29.5
Information Technology	41.5	18.0
Real Estate	4.2	0.0
Total Equity Securities	100.1	96.6
Short-Term Investments and Net Other Assets	(0.1)	3.4
	100.0%	100.0%

†	Based on net assets for each Fund.

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments December 31, 2021

COMMON STOCKS—98.0%	SHARES	VALUE
AEROSPACE & DEFENSE—4.7%
HEICO Corp.	4,359	$628,655
APPLICATION SOFTWARE—5.1%
Adobe, Inc.*	693	392,973
Datadog, Inc., Cl. A*	1,630	290,319
		683,292
BIOTECHNOLOGY—2.9%
AbbVie, Inc.	1,008	136,483
Natera, Inc.*	2,692	251,406
		387,889
CASINOS & GAMING—2.6%
MGM Resorts International	7,720	346,474
CONSUMER FINANCE—1.1%
Upstart Holdings, Inc.*	997	150,846
DATA PROCESSING & OUTSOURCED SERVICES—3.6%
Block, Inc., Cl. A*	1,335	215,616
Marqeta, Inc., Cl. A*	15,778	270,908
		486,524
FINANCIAL EXCHANGES & DATA—2.7%
Coinbase Global, Inc., Cl. A*	433	109,276
S&P Global, Inc.	553	260,978
		370,254
HEALTHCARE EQUIPMENT—5.3%
Dexcom, Inc.*	491	263,642
Intuitive Surgical, Inc.*	1,279	459,545
		723,187
HEALTHCARE TECHNOLOGY—1.9%
Veeva Systems, Inc., Cl. A*	1,009	257,779
HYPERMARKETS & SUPER CENTERS—1.0%
Costco Wholesale Corp.	236	133,977
INTERACTIVE MEDIA & SERVICES—4.3%
Alphabet, Inc., Cl. C*	203	587,399
INTERNET & DIRECT MARKETING RETAIL—4.9%
Amazon.com, Inc.*	198	660,199
INTERNET SERVICES & INFRASTRUCTURE—4.2%
Shopify, Inc., Cl. A*	414	570,239
LIFE SCIENCES TOOLS & SERVICES—3.0%
Bio-Techne Corp.	785	406,112
MANAGED HEALTHCARE—0.9%
Progyny, Inc.*	2,461	123,911
MOVIES & ENTERTAINMENT—4.8%
Live Nation Entertainment, Inc.*	2,614	312,870
Netflix, Inc.*	559	336,764
		649,634
OIL & GAS EXPLORATION & PRODUCTION—5.0%
Diamondback Energy, Inc.	6,240	672,984
PHARMACEUTICALS—2.3%
Catalent, Inc.*	2,394	306,504

THE ALGER ETF TRUST	ALGER 35 ETF
Schedule of Investments December 31, 2021 (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
REAL ESTATE SERVICES—2.1%
FirstService Corp.	1,424	$279,773
REGIONAL BANKS—5.1%
Signature Bank	2,149	695,137
RESEARCH & CONSULTING SERVICES—1.9%
CoStar Group, Inc.*	3,250	256,848
SEMICONDUCTOR EQUIPMENT—6.1%
Applied Materials, Inc.	5,202	818,587
SEMICONDUCTORS—6.2%
Advanced Micro Devices, Inc.*	2,723	391,840
QUALCOMM, Inc.	2,464	450,591
		842,431
SYSTEMS SOFTWARE—8.3%
Crowdstrike Holdings, Inc., Cl. A*	900	184,275
Microsoft Corp.	2,784	936,315
		1,120,590
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.0%
Apple, Inc.	6,108	1,084,598
TOTAL COMMON STOCKS
(Cost $12,288,910)		13,243,823
REAL ESTATE INVESTMENT TRUST—2.1%	SHARES	VALUE
SPECIALIZED—2.1%
Crown Castle International Corp.	1,338	279,294
(Cost $268,549)		279,294
Total Investments
(Cost $12,557,459)	100.1%	$13,523,117
Unaffiliated Securities (Cost $12,557,459)		13,523,117
Liabilities in Excess of Other Assets	(0.1%)	(5,995)
NET ASSETS	100.0%	$13,517,122

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments December 31, 2021

COMMON STOCKS—96.6%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
HEICO Corp., Cl. A	10,196	$1,310,390
AIR FREIGHT & LOGISTICS—4.0%
GXO Logistics, Inc.*	17,112	1,554,283
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Tapestry, Inc.	16,759	680,415
APPLICATION SOFTWARE—8.0%
Atlassian Corp. PLC, Cl. A*	2,235	852,183
Bill.com Holdings, Inc.*	3,044	758,413
Datadog, Inc., Cl. A*	4,827	859,737
HubSpot, Inc.*	941	620,260
		3,090,593
AUTO PARTS & EQUIPMENT—3.0%
Aptiv PLC*	6,997	1,154,155
AUTOMOTIVE RETAIL—2.1%
Advance Auto Parts, Inc.	1,758	421,709
O’Reilly Automotive, Inc.*	576	406,788
		828,497
BIOTECHNOLOGY—3.0%
Natera, Inc.*	12,265	1,145,428
CASINOS & GAMING—3.1%
MGM Resorts International	26,768	1,201,348
CONSTRUCTION MACHINERY & HEAVY TRUCKS—4.2%
Caterpillar, Inc.	7,853	1,623,529
CONSUMER FINANCE—1.4%
SoFi Technologies, Inc.*	33,960	536,908
DATA PROCESSING & OUTSOURCED SERVICES—4.0%
Marqeta, Inc., Cl. A*	32,716	561,734
TaskUS, Inc., Cl. A*	18,198	981,964
		1,543,698
ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
AMETEK, Inc.	2,763	406,272
Eaton Corp. PLC	2,366	408,892
		815,164
FOOD DISTRIBUTORS—3.8%
US Foods Holding Corp.*	42,801	1,490,759
FOOTWEAR—2.3%
Crocs, Inc.*	6,929	888,436
HEALTHCARE SUPPLIES—1.7%
Neogen Corp.*	14,216	645,549
HOMEFURNISHING RETAIL—2.0%
RH*	1,440	771,754
HOTELS RESORTS & CRUISE LINES—3.7%
Airbnb, Inc., Cl. A*	4,453	741,380
Expedia Group, Inc.*	3,841	694,145
		1,435,525

THE ALGER ETF TRUST	ALGER MID CAP 40 ETF
Schedule of Investments December 31, 2021 (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—8.9%
Colfax Corp.*	30,450	$1,399,787
Helios Technologies, Inc.	12,696	1,335,238
Kornit Digital Ltd.*	4,697	715,118
		3,450,143
INTERACTIVE MEDIA & SERVICES—2.6%
ZoomInfo Technologies, Inc., Cl. A*	15,438	991,120
MOVIES & ENTERTAINMENT—2.4%
Live Nation Entertainment, Inc.*	7,799	933,462
OIL & GAS EQUIPMENT & SERVICES—3.3%
ChampionX Corp.*	63,343	1,280,162
PERSONAL PRODUCTS—1.5%
Beauty Health Co.*	24,833	599,965
REGIONAL BANKS—6.4%
Signature Bank	7,733	2,501,393
RESTAURANTS—4.1%
Cheesecake Factory, Inc.*	10,163	397,882
Dutch Bros, Inc., Cl. A*	14,543	740,384
Sweetgreen, Inc., Cl. A*	14,366	459,712
		1,597,978
SEMICONDUCTOR EQUIPMENT—3.3%
Azenta, Inc.	12,234	1,261,448
SPECIALTY STORES—0.9%
Academy Sports & Outdoors, Inc.*	7,792	342,069
SYSTEMS SOFTWARE—2.7%
Zscaler, Inc.*	3,239	1,040,788
TRADING COMPANIES & DISTRIBUTORS—3.4%
Herc Holdings, Inc.	8,507	1,331,771
TRUCKING—3.5%
Saia, Inc.*	4,068	1,371,038
TOTAL COMMON STOCKS
(Cost $37,933,510)		37,417,768
Total Investments
(Cost $37,933,510)	96.6%	$37,417,768
Unaffiliated Securities (Cost $37,933,510)		37,417,768
Other Assets in Excess of Liabilities	3.4%	1,331,782
NET ASSETS	100.0%	$38,749,550

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Assets and Liabilities December 31, 2021

	Alger 35 ETF		Alger Mid Cap 40 ETF

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$13,523,117		$37,417,768
Cash and cash equivalents	35,386		1,381,183
Dividends and interest receivable	221		1,758
Receivable from Investment Manager	402		1,747
Prepaid expenses	316		717
Total Assets	13,559,442		38,803,173

LIABILITIES:
Accrued investment management fees	5,192		16,821
Accrued custodian fees	4,046		5,955
Accrued transfer agent fees	1,283		1,240
Accrued printing fees	603		2,234
Accrued professional fees	13,651		12,253
Accrued registration fees	411		524
Accrued fund accounting fees	12,094		13,155
Accrued external valuation specialist fees	3,166		–
Accrued other expenses	1,874		1,441
Total Liabilities	42,320		53,623
NET ASSETS	$13,517,122		$38,749,550

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	13,163,593		40,458,156
Net Earnings/(Loss)	353,529		(1,708,606)
NET ASSETS	$13,517,122		$38,749,550
* Identified cost	$12,557,459(a	)	$37,933,510(b	)

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Assets and Liabilities December 31, 2021 (Continued)

	Alger 35 ETF	Alger Mid Cap 40 ETF

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	662,500	1,937,500

NET ASSET VALUE PER SHARE:	$20.40	$20.00

See Notes to Financial Statements.

(a)
At December 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,573,867, amounted to $949,250, which consisted of aggregate gross unrealized appreciation of $1,376,009 and aggregate gross unrealized depreciation of $426,759.

(b)
At December 31, 2021, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $38,118,660, amounted to $700,892, which consisted of aggregate gross unrealized appreciation of $1,797,924 and aggregate gross unrealized depreciation of $2,498,816.

THE ALGER ETF TRUST
Statements of Operations for the period ended December 31, 2021

	Alger 35 ETF	Alger Mid Cap 40 ETF
	From May 3, 2021 (commencement of operations) to December 31, 2021	From February 26, 2021 (commencement of operations) to December 31, 2021

INCOME:
Dividends (net of foreign withholding taxes*)	$23,578	$41,399
Interest	8	79
Total Income	23,586	41,478

EXPENSES:
Investment management fees — Note 3(a)	38,979	125,313
Custodian fees	12,981	24,490
Interest expenses	—	10
Transfer agent fees	3,425	4,327
Printing fees	4,753	6,013
Professional fees	37,688	51,138
Registration fees	411	524
Trustee fees — Note 3(c)	170	547
Fund accounting fees	34,229	45,596
External valuation specialist fees	12,000	18,213
Listing fees	14,130	15,884
Licensing fees	1,874	11,664
Other expenses	57	3,876
Total Expenses	160,697	307,595
Less, expense reimbursements/waivers — Note 3(a)	(112,999)	(157,177)
Net Expenses	47,698	150,418
NET INVESTMENT LOSS	(24,112)	(108,940)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on unaffiliated investments	(614,357)	972,190
Net realized gain on redemptions-in-kind	94,933	107,648
Net change in unrealized appreciation (depreciation) on unaffiliated investments	965,658	(515,742)
Net realized and unrealized gain on investments	446,234	564,096
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$422,122	$455,156
* Foreign withholding taxes	$114	$—

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets

Alger 35 ETF
From May 3, 2021 (commencement of operations) to December 31, 2021

Net investment loss	$(24,112)
Net realized loss on investments, in-kind redemptions	(519,424)
Net change in unrealized appreciation on investments	965,658
Net increase in net assets resulting from operations	422,122

Increase from shares of beneficial interest transactions — Note 6:	12,995,000
Total increase	13,417,122

Net Assets:
Beginning of period	100,000
END OF PERIOD	$13,517,122

See Notes to Financial Statements.

THE ALGER ETF TRUST
Statements of Changes in Net Assets (Continued)

Alger Mid Cap 40 ETF
From February 26, 2021 (commencement of operations) to December 31, 2021

Net investment loss	$(108,940)
Net realized gain on investments, in-kind redemptions	1,079,838
Net change in unrealized depreciation on investments	(515,742)
Net increase in net assets resulting from operations	455,156

Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	(2,070,606)

Increase from shares of beneficial interest transactions — Note 6:	40,265,000
Total increase	38,649,550

Net Assets:
Beginning of period	100,000
END OF PERIOD	$38,749,550

See Notes to Financial Statements.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period

Alger 35 ETF
From 5/3/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)
Net realized and unrealized gain on investments	0.44
Total from investment operations	0.40
Net asset value, end of period	$20.40
Net asset value, Total return	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,517
Ratio of gross expenses to average net assets	1.85%
Ratio of expense reimbursements to average net assets	(1.30)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment loss to average net assets	(0.28)%
Portfolio turnover rate(iii)	99.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap 40 ETF
From 2/26/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)
Net realized and unrealized gain on investments	1.15
Total from investment operations	1.07
Distributions from net realized gains	(1.07)
Net asset value, end of period	$20.00
Net asset value, Total return	5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,750
Ratio of gross expenses to average net assets	1.23%
Ratio of expense reimbursements to average net assets	(0.63)%
Ratio of net expenses to average net assets	0.60%
Ratio of net investment loss to average net assets	(0.43)%
Portfolio turnover rate(iii)	417.06%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a business trust under the laws of the Commonwealth of Massachusetts on March 24, 2020. The Alger 35 ETF and the Alger Mid Cap 40 ETF are each separate non-diversified series of the Trust (each, a “Fund” and together, the “Funds”). The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests primarily in equity securities. Shares of each Fund are listed for trading on the NYSE Arca, Inc.

NOTE 2 — Significant Accounting Policies:

(a)  Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds with maturities of 60 days or less are valued at their amortized cost which does not take into account unrealized capital gains or losses and approximates market value.

Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value pursuant to procedures approved by the Board and described further herein.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

(b)  Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d)  Lending of Fund Securities: The Funds may lend their securities to financial institutions (other than to Fred Alger Management, LLC, the Funds’ investment manager (“Alger Management” or the “Investment Manager”), or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectus. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities. The market value of the loaned securities is determined at the close of each business day of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2021.

(e)  Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

(f)   In-Kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

(g)  Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for three years. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)  Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(j)  Organizational and Initial Offering Costs: Alger Management has agreed to bear all organizational and initial offering costs of the Funds. These expenses are not subject to reimbursement.

NOTE 3 — Investment Management Fees and Other Transactions with Affiliates:

(a)  Investment Management Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Management Agreement with Alger Management, are payable monthly and computed based on the following annual rates based on a percentage of average daily net assets:

Actual Rate
Alger 35 ETF	0.45%
Alger Mid Cap 40 ETF	0.50%

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management has contractually agreed to waive fees or reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses) for the Funds through April 30, 2023 to the extent necessary to limit the total annual fund operating expenses from exceeding the rates, based on average daily net assets, listed below.

		FEES WAIVED / REIMBURSED FOR THE PERIOD ENDED
		DECEMBER 31, 2021
Alger 35 ETF	0.55%	$112,999
Alger Mid Cap 40 ETF	0.60%	$157,177

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to Alger Management if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the period ended December 31, 2021, there were no recoupment payments made by the Funds to Alger Management.

(b)  Brokerage Commissions: During the period ended December 31, 2021, Alger 35 ETF and Alger Mid Cap 40 ETF paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), commissions of $1,730 and $14,817, respectively, in connection with securities transactions.

(c)  Trustee Fees: For 2021, each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustee”), received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

On December 15, 2021, the Board approved the following changes in trustee compensation.

Effective January 1, 2022, each Independent Trustee receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Effective January 1, 2022, the Board adopted a policy that requires the trustees to receive a minimum of 10% of their annual compensation in shares of funds in the Alger Fund Complex.

(d)  Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under their investment restrictions, the Funds may lend uninvested cash in an amount up to 15% of their net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Funds’ total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of December 31, 2021.

During the period ended December 31, 2021, the Funds did not incur interfund loan interest expense.

(e)  Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the period ended December 31, 2021.

(f)  Other Transactions with Affiliates: Certain officers and one trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At December 31, 2021, Alger Management and its affiliated entities owned 376,637 and 336,071 shares of Alger 35 ETF and Alger Mid Cap 40 ETF, respectively.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions of each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the period ended December 31, 2021:

	PURCHASES	SALES
Alger 35 ETF	$13,907,953	$13,498,907
Alger Mid Cap 40 ETF	115,200,279	116,473,287

The following summarizes the securities in-kind transactions of each Fund for the period ended December 31, 2021. Alger 35 ETF and the Alger Mid Cap 40 ETF had realized gains on in-kind transactions of $94,933 and $107,648, respectively. Net gains (losses) on in-kind redemptions are not considered taxable for federal income tax purposes.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger 35 ETF	$13,449,323	$781,487
Alger Mid Cap 40 ETF	42,142,198	4,015,517

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the period ended December 31, 2021, The Alger Mid Cap 40 ETF had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap 40 ETF	$558	1.79%

The highest amount borrowed from the Custodian and other funds during the period ended December 31, 2021 by The Alger Mid Cap 40 ETF was as follows:

HIGHEST BORROWING
Alger Mid Cap 40 ETF	$86,287

The Alger 35 ETF had no borrowings for the period ended December 31, 2021.

NOTE 6 — Share Capital:

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund’s NAV. Shares of each Fund are redeemable only in Creation Units, generally in exchange for Deposit Securities and a Cash Component. Creation Units are typically a specified number of shares, generally 12,500 or multiples thereof, for each Fund. All orders to purchase Creation Units must be placed by or through authorized participants (“APs”) who have entered into agreements with Alger LLC, a registered broker-dealer. Each AP will establish and maintain a confidential brokerage account with an agent (known as an AP Representative), for the benefit of the AP, in order to engage in in-kind creation and redemption activity with the Funds.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE PERIOD ENDED DECEMBER 31, 2021
	SHARES	AMOUNT
Alger 35 ETF*
Shares sold**	695,000	$13,777,625
Shares redeemed***	(37,500)	(782,625)
Net increase	657,500	$12,995,000

Alger Mid Cap 40 ETF****
Shares sold**	2,145,000	$44,592,250
Shares redeemed***	(212,500)	(4,327,250)
Net increase	1,932,500	$40,265,000

* Inception date May 3, 2021.
** Includes in-kind purchases as shown in Note 4.
*** Included in-kind sales as shown in Note 4.
**** Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the period ended December 31, 2021 was as follows:

FOR THE PERIOD ENDED DECEMBER 31, 2021
Alger Mid Cap 40 ETF*
Distributions paid from:
Ordinary Income	$2,070,448
Long-term capital gain	158
Total distributions paid	$2,070,606

* Inception date February 26, 2021.

As of December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Alger 35 ETF
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(595,721)
Net unrealized appreciation	949,250
Total accumulated earnings	$353,529

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap 40 ETF
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Late year ordinary income losses	(1,007,714)
Net unrealized depreciation	(700,892)
Total accumulated losses	$(1,708,606)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at December 31, 2021:

Alger 35 ETF
Net Earnings/(Loss)	$(68,593)
Paid in Capital	$68,593

Alger Mid Cap 40 ETF
Net Earnings/(Loss)	$(93,156)
Paid in Capital	$93,156

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Funds’ Schedules of Investments. Based upon the nature, characteristics, and risks associated with their investments as of December 31, 2021, the Funds have determined that presenting them by security type and sector is appropriate.

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,237,033	$1,237,033	$—	$—
Consumer Discretionary	1,006,673	1,006,673	—	—
Consumer Staples	133,977	133,977	—	—
Energy	672,984	672,984	—	—
Financials	1,216,237	1,216,237	—	—
Healthcare	2,205,382	2,205,382	—	—
Industrials	885,503	885,503	—	—
Information Technology	5,606,261	5,606,261	—	—
Real Estate	279,773	279,773	—	—
TOTAL COMMON STOCKS	$13,243,823	$13,243,823	$—	$—

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Real Estate	$279,294	$279,294	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$13,523,117	$13,523,117	$—	$—

Alger Mid Cap 40 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	1,924,582	1,924,582	—	—
Consumer Discretionary	8,900,177	8,900,177	—	—
Consumer Staples	2,090,724	2,090,724	—	—
Energy	1,280,162	1,280,162	—	—
Financials	3,038,301	3,038,301	—	—
Healthcare	1,790,977	1,790,977	—	—
Industrials	11,456,318	11,456,318	—	—
Information Technology	6,936,527	6,936,527	—	—
TOTAL COMMON STOCKS	$37,417,768	$37,417,768	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$37,417,768	$37,417,768	$—	$—

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of December 31, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents:
Alger 35 ETF	$35,386	$—	$35,386	$—
Alger Mid Cap 40 ETF	1,381,183	—	1,381,183	—

NOTE 9 — Risk Disclosures:

Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger.com. The Fund trading on the basis of a VIIV may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify a Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/ or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

THE ALGER ETF TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to December 31, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 7, 2021, BBH, the Funds’ custodian and Transfer Agent, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated during the second calendar quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian and Transfer Agent effective as of the Closing Date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Alger ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Alger ETF Trust, comprising the Alger Mid Cap 40 ETF and Alger 35 ETF (collectively, the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from February 26, 2021 (commencement of operations) to December 31, 2021 for Alger Mid Cap 40 ETF and from May 2, 2021(commencement of operations) to December 31, 2021for Alger 35 ETF, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations, the changes in their net assets and the financial highlights for the period from February 26, 2021 (commencement of operations) to December 31, 2021 for Alger Mid Cap 40 ETF and from May 2, 2021(commencement of operations) to December 31, 2021 for Alger 35 ETF in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 25, 2022

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares, if applicable; and ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2021 and ending December 31, 2021 and held for the entire period.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares or deduction of insurance charges against assets or annuities. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Six Months Ended December 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2021(b)
Alger 35 ETF
Actual	$1,000.00	$962.30	$2.72	0.55%
Hypothetical(c)	1,000.00	1,022.43	2.80	0.55

Alger Mid Cap 40 ETF
Actual	$1,000.00	$1,022.50	$3.06	0.60%
Hypothetical(c)	1,000.00	1,022.18	3.06	0.60

(a) Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2020	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2020	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2020	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 2020	Retired.	29	None
David Rosenberg (1962)	Trustee since 2020	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2020	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Managing Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.
		2020
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2020
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2020
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2020
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2020
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 223-3810.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•   Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 223-3810 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (with respect to Alger Mid Cap 40 ETF) and month-end top 5 holdings (with respect to Alger 35 ETF) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including AP Representatives, financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 15, 2021 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with Ice Data Services (“ICE”), a third party vendor that assists the Funds with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2020 through November 30, 2021 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as each Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. Additionally, the Committee considered additional factors specific to exchange-traded funds (“ETFs”) including, the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, the Fund shares trade, including, the efficiency of the arbitrage function and the level of active participation by market participants (including authorized participants), and the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that a Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on certain Funds in light of the market volatility caused by the COVID-19 pandemic, and it was concluded that each Fund remained primarily highly liquid.

THE ALGER ETF TRUST
ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period, except that certain changes were made to the LRMP to add liquidity considerations applicable to ETFs. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, during the Review Period the Trust’s LRMP is operating effectively and adequate with respect to each Fund and has been effectively implemented during the Review Period.

THE ALGER ETF TRUST

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 223-3810
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Custodian, Transfer Agent and Dividend Disbursing Agent

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger ETF Trust. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK™

Trademark of American Soybean Association

Printed on recycled paper

ETFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2021	$36,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2021	$6,200

d) All Other Fees:
December 31, 2021	$4,536

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
December 31, 2021	$228,972,	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

           (a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Growth & Income Portfolio

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	February 23, 2022

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	February 23, 2022